Tax Effect Allocated to Each Component of Other Comprehensive Income (Detail) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY
Other Comprehensive Income Loss Tax [Abstract]
Unrealized holding gains during the year	$ (191)	(1,157)
Reclassified for gains realized	0	0
Net unrealized gains	(191)	(1,157)
Foreign currency translation adjustment	0	0
Other comprehensive income (loss)	$ (191)	(1,157)